UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                                ___________

                                 FORM 8-K

                              CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                      April 14, 2010 (April 14, 2010)
                                ____________

                      DIALYSIS CORPORATION OF AMERICA
            (Exact name of registrant as specified in its charter)

         Florida                        0-8527                59-1757642
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On April 14, 2010, Dialysis Corporation of America ("Company") and U.S. Renal Care, Inc. ("USRC") issued a joint press release announcing that they had entered into a definitive merger agreement for USRC to acquire the Company through a tender offer to be commenced by a subsidiary of USRC for all of the outstanding common shares of the Company for $11.25 per share in cash, to be followed by a merger to acquire all remaining outstanding Company shares at the same cash price paid in the tender offer.

     A copy of the press release issued by the Company and USRC on April 14, 2010, is attached hereto as Exhibit 99(i).

     The press release filed herewith as Exhibit 99(i) is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of the Company's common stock, described in this filing has not commenced. At the time the tender offer is commenced, USRC and its subsidiary will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC") and the Company will file a solicitation/recommendation statement on Schedule 14D-9, with respect to the tender offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before any decision is made with respect to the tender offer and subsequent merger. Those materials will be made available to the Company's shareholders at no expense to them. In addition, all of those materials (and all other documents related to the tender offer and subsequent merger filed with the SEC) will be available at no charge on the SEC website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

              (i) Press Release dated April 14, 2010


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIALYSIS CORPORATION OF AMERICA

                                 /s/ Stephen W. Everett
                             By______________________________
                                 STEPHEN W. EVERETT
                                 President and Chief Executive Officer

Dated:  April 14, 2010

                                EXHIBIT INDEX


Exhibit No.
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  (99)(i)      Press Release dated April 14, 2010